UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2021

Deciphera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 209-6400

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On November 30, 2021, Deciphera Pharmaceuticals, Inc. (the “Company”) approved and announced a restructuring (the “Restructuring”) to prioritize clinical development programs, streamline commercial operations and extend cash runway. The Restructuring was in connection with a portfolio review previously announced on November 5, 2021, the purpose of which was to determine how best to invest resources to maximize shareholder value following the announcement of the results of the Company’s Phase 3 INTRIGUE study in second-line GIST.

As part of the Restructuring, the Company is reducing its workforce by approximately 35%, or approximately 140 full-time employees. This reduction in force is expected to take place during, and be substantially completed by, the end of the first quarter of 2022. In addition, the Company announced that it intends to discontinue further development of rebastinib, including the Company’s plan to begin a Phase 3 study of rebastinib in 2022 in patients with platinum-resistant ovarian cancer subject to feedback from regulatory authorities, and ripretinib.

The Restructuring is expected to extend the Company’s cash runway into 2024 through significant reductions in the Company’s operating expenses including personnel-related costs and external expenses. As a result of the Restructuring, the Company expects to recognize a one-time cash charge in the fourth quarter of 2021 of approximately $32 million. This charge is expected to include approximately $10 million of employee-related termination costs and approximately $22 million of discontinuation costs such as contract termination fees and non-cancellable commitments related to the rebastinib and ripretinib programs. These estimates of the expenses that the Company expects to incur and potential cost savings, and the timing thereof, are subject to a number of assumptions and actual results may differ. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Restructuring.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, the Company’s expectations and timing regarding its areas of focus following the Restructuring, expected extended cash runway, expected charges, discontinuation costs and reductions in the Company’s operating expenses including personnel-related costs and external expenses and workforce reduction from the Restructuring, the anticipated timing of the foregoing, the benefits of and potential of the Company’s portfolio prioritization, including discontinuation of further development of rebastinib. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this report are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this report, including, without limitation, risks and uncertainties related to the possibility that the Company will not achieve the expected cost savings expected from the Restructuring, expectations regarding the prioritization of the Company’s development programs, the severity and duration of the impact of COVID-19 on its business and operations, the Company’s ability to successfully demonstrate the efficacy and safety of its drug or drug candidates, the preclinical or clinical results for its product candidates, which may not support further development of such product candidates, the Company’s ability to manage its reliance on sole-source third parties such as its third party drug substance and drug product contract manufacturers, comments, feedback and actions of regulatory agencies, the ability to commercialize QINLOCK and execute on marketing plans for any drugs or indications that may be approved in the future, the inherent uncertainty in estimates of patient populations, competition from other products, the Company’s ability to obtain and maintain reimbursement for any approved product and the extent to which patient assistance programs are utilized, its ability to comply with healthcare regulations and laws, its ability to obtain, maintain and enforce its intellectual property rights, any or all of which may affect the initiation, timing and progress of clinical studies and the timing of and the Company’s ability to obtain additional regulatory approvals, and other risks identified in its Securities and Exchange Commission (“SEC”) filings, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this report represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaim any obligation to update any forward-looking statements.

Item 8.01.	Other Events.

On November 30, 2021, the Company issued a press release related to the Restructuring. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Deciphera Pharmaceuticals, Inc. on November 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2021	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Steven L. Hoerter
	Name:	Steven L. Hoerter
	Title:	President and Chief Executive Officer